Global Technologies Limited

Empowering the Next Generation of Health and Wellness

Company Overview

Disclaimer

Forward Looking Statement

Statements made in this corporate presentation that express the Company or management's intentions, plans, beliefs, expectations or predictions of future events, are forward-looking statements. The words "believe," "expect," "intend," "estimate," "anticipate," "will" and similar expressions are intended to further identify such forward-looking statements, although not all forward-looking statements contain these identifying words. Those statements are based on many assumptions and are subject to many known and unknown risks, uncertainties and other factors that could cause the Company's actual activities, results or performance to differ materially from those anticipated or projected in such forward-looking statements. The Company cannot guarantee future financial results; levels of activity, performance or achievements and investors should not place undue reliance on the Company's forward-looking statements. No information contained in this press release should be construed as any indication whatsoever of the Company's future financial performance, future revenues or its future stock price. The forward-looking statements contained herein represent the judgment of the Company as of the date of this corporate presentation, and the Company expressly disclaims any intent, obligation or undertaking to update or revise such forward-looking statements to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. No information in this corporate presentation should be construed as any indication whatsoever of the Company's future revenues or results of operations.

Restructured, refocused, and built for the future of health and wellness.



Our Passion

To build and operate innovation-driven businesses that transform health and wellness—combining technology, operational expertise, and fiduciary discipline to deliver lasting value for providers, patients, entrepreneurs, and investors.

Our Purpose

To lead health and wellness innovation by uniting technology, care, and smart business to create value for people, providers, and investors.

Global Technologies is led by true operators, executing with a clear and focused plan for growth.

We're a publicly traded company with 26 years of multi-operational innovation, building businesses across health, wellness, and technology. At GTLL, we're operators and partners driving pharmaceutical supply, AI wellness platforms, and advisory services that help clinics and entrepreneurs scale sustainably.

Focused Leadership

Under new leadership, GTLL is grounded in profitable operations, stability, compliance, and transparency.

Core Strengths

Proven experience across wellness, AI, and clinical consulting built to support real growth and care delivery.

Guiding Values

Fiduciary values, strong teams, clear strategy, and real execution that transforms operations into outcomes.

FUNDAMENTAL CHANGES

From Holding Pattern to High-Growth Execution

26 Years of Searching to One Bold Pivot

After decades of sector-hopping as a holding company, GTLL has entered a new era—driven by focus, operational discipline, and high-impact opportunity. We've moved beyond passive investment into active business building. This isn't just a rebrand—it's a full reset, built for long-term value.

A Long Road of Exploration

GTLL spent 26 years moving through industries like energy, EV infrastructure, and entertainment with limited traction or scalable outcomes.

A New Era Begins (Late 2024)

Our leadership reset the course abandoning speculative ventures in favor of focused execution, sustainable growth, and meaningful market traction.

What Changed and Why It Matters

Strategic Exits for Focused Growth

Exited under performing verticals like GOe3 and energy, freeing resources to invest in the dynamic, under served health and wellness care economy.

Purpose-Built for Scalable Value

GTLL's model nurtures scalable healthcare ventures from compliant drug distribution to intelligent wellness tech and operational consulting.

HOW WE GOT THERE

We Built, We Learned, We're Scaling

From Zero to $3.5M: A Real-World Test That Fueled a Smarter Model

01 We Built 10 Fold Services

- Launched with a single supplier and startup idea
- Generated $3.5M+ revenue in just 18 months
- Hit FDA-driven disruptions and paused forward motion

02 We Learned Fast

- Identified massive inefficiencies in B2B pharmacy distribution
- Gained insight into pharmacy manufacturing bottlenecks
- Saw recurring gaps in telehealth and med spa sourcing

03 We Took Action

- Built PrimeCare Supply to fix the broken pharmacy chain
- Partnered with Sinq Ops and diversified suppliers to strengthen backend and product offerings
- Re-engaged top resellers and launched smarter systems

The Outcome → **A leaner model with better tech, better margins, and a clear path for scalable growth.**

STRATEGIC SHIFT

Health & Wellness Focus

GTLL began as a diversified holding company. Transitioned to a multi-operational innovation company with a narrow focus in the health and wellness sector.

Pivot

Transitioned from a broad innovation platform into a focused, wellness-first public company combining technology, care, and operational expertise to lead in a rapidly growing health sector.

Focus

Pharmacy Supply chains and tech, DTC Ai innovation platform [PulseAi], B2B Health and Wellness Advisory - healthier business platforms in the wellness care delivery ecosystem.

Grow

Three powerful revenue generation engines strategically aligned under one unified vision, driving momentum, scalability, and explosive growth across the wellness landscape.

GLOBAL AT A GLANCE

An Integrated Operating Model
Positioned for Scalable Wellness Innovation

A high-level view of GTLL's structure, subsidiaries, and the segments we serve—spanning pharmaceutical distribution, AI wellness platforms, and strategic advisory. This integrated model aligns innovation, infrastructure, and execution to deliver scalable, lasting value across the modern care economy.


Global Technologies Limited
Parent - Public GTLL (OTC Pink)
MARKET SEGMENTS
Health & Wellness Supply Chain Innovations
DTC Ai Wellness Platform
Wellness Care and SMB Advisory
PrimeCare SUPPLY
pulseai
GloWell ADVISORS
SUBSIDIARIES

OUR BUSINESSES

PrimeCare SUPPLY

A Scalable Distribution Platform Powered by Technology, Built for the Future of Pharmacy

www.primecare.supply

OVERVIEW

An End-to-End Marketplace Solving the Distribution Problem in Wellness Care

PrimeCare Supply is a tech-enabled B2B pharmaceutical platform connecting manufacturers, resellers, and providers. We streamline access to high-demand therapies through real-time inventory, secure ordering, and scalable, compliant infrastructure.



OPPORTUNITY

The Market Demands Change

The wellness industry is undergoing rapid transformation, creating demand for smarter, more agile solutions. This shift is opening new opportunities for platforms built to serve modern care.

Legacy Distribution Is Failing Modern Healthcare

Traditional pharmacy distribution models aren't built to effectively serve fast-growing wellness markets.

Modern Providers Need Smarter, Compliant Supply Chains

Medical spas and telehealth clinics need smarter, fully compliant sourcing and procurement systems.

The Market Lacks a Scalable B2B Pharmacy Platform

Lack of specialized B2B solutions leaves resellers without efficient access to critical therapies.

PrimeCare SUPPLY

Delivering Value Across the Health and Wellness Ecosystem

Manufacturers

- Stable distribution channels
- Scalable demand without operational overload

Providers

- Fast, trusted access to therapies
- Simplified ordering and sourcing

Resellers

- Profitable, turnkey sales structure
- No inventory burden or complex logistics

Built for B2B at Every Layer

PrimeCare's infrastructure supports the needs of manufacturers, resellers, and providers equally.

Technology That Reduces Friction

From automated compliance to live inventory and streamlined fulfillment, every process is designed to simplify complexity.

Aligned Incentives, Shared Growth

Our platform empowers resellers, drives demand for manufacturers, and improves care access for providers.

Scalable by Design

The system is designed to expand into new therapeutic verticals and geographic markets with minimal operational strain.

OUR BUSINESSES

pulseai

A Patient-Centric Wellness Platform Powered by AI

www.pulsewellness.ai


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OVERVIEW

Built for Employers. Designed for People. Driven by AI.

PulseAI is an AI-powered wellness platform that personalizes fitness, nutrition, weight, and hormone care—featuring concierge telehealth and an employer dashboard with real-time analytics and measurable outcomes.

One Platform to Launch, Scale, and Track Wellness

OPPORTUNITY

Legacy Care Models Hurt Both Patients and Providers

Our platform lets organizations deploy personalized wellness at scale with real-time tracking, engagement insights, and clear ROI to keep programs measurable and aligned.



Aging Wellness Models Are Ineffective

Outdated wellness programs struggle to connect—driving low participation and escalating costs across organizations.



Wellness Without Data Drifts Off Course

Without measurable results or personalization, wellness programs lack direction, accountability, and staying power.



Uncoordinated Care Leads to Missed Impact

PulseAI brings together AI-driven intelligence, clinical services, and pharmacy fulfillment into one streamlined solution.

SOLUTION

Enterprise Wellness Re-imagined: Smart, Compliant, and Customizable

Enterprise-Ready & HIPAA-Compliant

AI Coaching & Gamified Engagement


pulseai

End-to-End Care Integration

Custom Branding for Partners

Fitness Tracker
Adaptive workouts, biometrics, and franchise-ready integration

Nutrition Coach
AI nutrition, metabolic support, and virtual dietitians

Weight & Hormone
GLP-1s, hormone support, and custom HRT plans

Concierge Telehealth
Telehealth, labs, scripts, and seamless fulfillment



OUR BUSINESSES

GloWell
ADVISORS

Strategic Advisory for Health and Wellness Operators

www.glowelladvisors.com

GloWell Advisors is a registered Doing Business As (DBA) of GTLL Advisory Group, LLC, a wholly owned subsidiary of Global Technologies, LTD (OTCPK: GTLL).

GloWell ADVISORS

OVERVIEW

Supporting Providers with the Tools to Lead and Grow

GloWell Advisors is a strategic partner to health and wellness businesses—offering AI-powered tools, operational strategy, and hands-on support to help providers grow with clarity and confidence.

OPPORTUNITY

Health and Wellness Operators Are Drowning in Operations, Burnout, and Broken Systems

Many providers excel in clinical care but struggle with operations, finances, and growth strategy. Without the right support, even the best care can't sustain a business.

Pressure Is Rising on Health and Wellness Businesses

Rising costs, strict rules, and big competitors are pushing small wellness providers behind.

Without operational strategy, most clinics are hitting a ceiling

Most clinic owners aren't trained to scale—leaving growth without structure.

Traditional Consulting Is Outdated and Misaligned

Traditional consulting favors big firms, delivering generic plans with no follow-through.

SOLUTION

GloWell Advisors: Advisory Rebuilt for the Realities of Modern Healthcare

GloWell Advisors delivers a solution built for operators, not just executives. We combine strategic guidance, tech-enabled systems, and hands-on execution to help clinics and wellness businesses grow with structure and confidence. From streamlining operations to deploying AI tools and fractional leadership, our model solves real business challenges—so providers can focus on care, not chaos.



GloWell ADVISORS

Smart Technology

Technology solutions that enhance care delivery and operational efficiency.

Integrated Support

We provide hands-on support that combines strategic planning, AI-powered tools, and practical business execution.

Growth-Focused Strategy

Strategic consulting with a focus on growth, optimization, and profitability.

Built-In Leadership

Scalable leadership and turnkey support tailored for small and mid-sized healthcare providers.

GTLL INSIGHTS

Financial Projections & Revenue Growth Path

GTLL Revenue Growth Focus – FY2026–FY2028 (Calendar)

Business Unit	Revenue Pathway	Timeline	Key Notes
Primecare Supply	$3M - $10M+	12 - 24 Months	Replaces 10 Fold sales engine; significant expansion in place
GloWell Advisors	$500k - $2M+	12 - 24 Months	Launching Q1 FY2026; early pipeline already validated
PulseAi	$0 - $10M+	12 - 24 Months	Aggressive B2B scale via gyms, corp. wellness; telehealth + pharmacy rev
Total Revenue Target	**$20M+**	Within 24 Months	Significant acceleration across subsidiaries

Highlights

Clear ramp from existing run-rate ($3M) to >$20M annualized within 24 months

Revenue-focused execution while expense model and unit economics evolve

Software scalability, B2B distribution, and high-margin channels support projections

Diversified income streams across wellness services, SaaS, eCommerce, and consulting

CONTACTS

Join the Next Chapter of GTLL

Now Raising 750k to Fuel Expansion

2x Investor Return Paid with 5% Gross Revenues Plus Equity Bonus

Unique blend of tech, consulting, and public leverage

Trusted, transparent leadership

Email

wyatt@gtllgroup.io

Website

www.globaltechnologiesltd.info

Address

806 Green Valley Road
Suite 200
Greensboro, NC 27408

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Global Technologies Limited